EXHIBIT 10.1
AMENDMENT NO. 8
Dated as of March 1, 2017
to
CREDIT AGREEMENT
Dated as of September 12, 2014
THIS AMENDMENT NO. 8 (“Amendment”) is made as of March 1, 2017 and shall, upon satisfaction of the conditions precedent set forth in Section 2 below be effective as of the date hereof (the “Amendment No. 8 Effective Date”) by and among AmTrust Financial Services, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 12, 2014, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to Credit Agreement. Effective as of the Amendment No. 8 Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Consolidated Total Debt” appearing in Section 1.01 of the Credit Agreement is amended to (1) insert the parenthetical “(other than Specified Excess Unsecured Debt)” immediately after the phrase “aggregate amount of Guarantees” appearing therein, (2) insert the parenthetical “(other than Specified Excess Unsecured Debt)” immediately after the phrase “Indebtedness in respect of letters of credit” appearing therein and (3) insert the following sentence immediately at the end thereof:
“As used herein, “Specified Excess Unsecured Debt” means at any time, in the event the then aggregate amount of Indebtedness incurred pursuant to Section 6.01(r) exceeds $250,000,000 (such amount in excess of $250,000,000, the “Excess Amount”), the then aggregate amount (not to exceed the Excess Amount) of Indebtedness constituting Guarantees by the Borrower, provided in reliance on Section 6.01(r), in respect of obligations of any Subsidiary as an account party in respect of letters of credit.”

(b)    Section 6.01(r) of the Credit Agreement is amended to replace the reference of “$200,000,000” appearing therein with “$350,000,000”.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (b) for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $5,000 and (c) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof and as set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall be a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AMTRUST FINANCIAL SERVICES, INC.,
as the Borrower

By: /s/ Harry Schlachter
Name: Harry Schlachter
Title: Assistant Treasurer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as Issuing Bank and as Administrative Agent

By: /s/ Hector J. Varona
Name: Hector J. Varona
Title: Executive Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Signature Page to Amendment No. 8 to
Credit Agreement dated as of September 12, 2014
AmTrust Financial Services, Inc.

LLOYDS BANK PLC,
as a Lender

By: /s/ Daven Popat
Name: Senior Vice President
Title: Transaction Execution – Category A P003

By: /s/ Stephen Parker
Name: Stephen Parker
Title: VP, Banking Operations – Category A P012

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Edward J. Chidiac
Name: Edward J. Chidiac
Title: Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/ Austin G. Love
Name: Austin G. Love
Title: Associate Managing Director

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

Signature Page to Amendment No. 8 to
Credit Agreement dated as of September 12, 2014
AmTrust Financial Services, Inc.